                                                                   EXHIBIT 10.24

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Second Amendment") is made and entered into as of the 20th day of October, 1998, by and between PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation, (the "Borrower") and NATIONSCREDIT COMMERCIAL CORPORATION THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, a Delaware corporation (the "Lender") .

     WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated May 29, 1998, wherein Lender agreed to make available to Borrower a revolving line of credit facility up to the maximum principal amount of $9,000,000 (the "Loan Agreement", capitalized terms contained herein and not defined herein shall have the meaning ascribed to them in the Loan Agreement); and

     WHEREAS, the Borrower and Lender previously amended the Loan Agreement, as set forth pursuant to the terms of the First Amendment to Loan and Security Agreement (the "First Amendment"), dated September 30, 1998.

     WHEREAS, the Borrower and Lender now desire to further amend the Loan Agreement in accordance with the terms and conditions stated herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Schedule A. The Loan Agreement and the First Amendment are hereby
          ----------
amended by deleting Schedule A as originally attached to the Loan Agreement and subsequently amended and attached to the First Amendment, by attaching the Second Amended and Restated Schedule A which is attached hereto and shall be incorporated into the Loan Agreement and First Amendment as amended hereby.

     2.   Events of Default. The Loan Agreement is hereby amended by changing
          -----------------
Section 8.1, subsection (xiv), which presently states:

          "(xiv) if an Event of Default occurs under any Loan and Security Agreement between Lender and an Affiliate of Borrower"

to provide as follows:

          "(xiv) if an Event of Default occurs under any Loan and Security Agreement between Lender and an Affiliate of Borrower, including but not limited to that certain Loan and Security Agreement between Lender and Courier Express, Inc., dated October __, 1998."

     3.   Definitions. The Loan Agreement and First Amendment are hereby
          -----------
amended by deleting the definition of "Obligations" contained therein and inserting the following definition of "Obligations" in lieu thereof:

          ""Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties (including but not limited to that certain Guaranty by Pony Express Delivery Services, Inc. of the obligations of Courier Express, Inc. to Lender dated October __, 1998), covenants, duties and indebtedness at any time owing by Borrower to Lender, whether evidenced by this Agreement, Revolving Loan Note I, Revolving Loan Note II, the Term Loan Note or any other Loan Document, whether arising from an extension of credit, opening of a Credit Accommodation, guaranty, indemnification or otherwise (including all fees, costs and other amounts which may be owing to issuers of Credit Accommodations and all taxes, duties, freight, insurance, costs and other expenses, costs or amounts payable in connection with Credit Accommodations or the underlying goods), whether direct or indirect (including those acquired by assignment and any participation by Lender in Borrower's indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, Early Termination Fees, Minimum Borrowing Fees and any other sums chargeable to Borrower under this Agreement or under any other Loan Document."

     4.   Representations and Warranties. The representations and warranties
          ------------------------------
contained in the Loan Agreement and the First Amendment are hereby reaffirmed as if made on the date hereof. The Borrower further represents and warrants that, as of the date hereof, (i) the Borrower is in compliance with all terms and conditions of the Loan Agreement, (ii) there exists no Event of Default, and
(iii) there exists no event or condition which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     5.   Conditions to Effectiveness of Amendment. The obligation of Lender to
          ----------------------------------------
agree to the foregoing amendments to the terms of the Loan Agreement and the First Amendment is subject to fulfillment of the following conditions:

               (a) confirmation to Lender's satisfaction that Borrower is in good standing in all jurisdiction of its incorporation and that Lender continues to maintain a first priority security interest in all collateral;

               (b) confirmation to Lender's satisfaction that this Amendment and the other agreements required hereunder have been duly authorized by all required corporate and other action and are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms (including, if requested by Lender, an opinion of counsel to the foregoing effect and covering such other matters as Lender may request);

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               (c)  confirmation to the satisfaction of Lender that all
     representations, warranties and covenants under the Loan Agreement and all agreements executed in connection therewith are true and correct and unbreached as of the date hereof;

               (d) execution by the guarantors of the Acknowledgment and Agreement of Guarantors attached hereto;

               (e) delivery to Lender of such other certifications and documents and the performance of such other acts as Lender may reasonably request.

     6.   Confirmation of Obligations, Liens and Security Interests. Borrower
          ---------------------------------------------------------
hereby ratifies and confirms that, except as expressly herein set forth, the Loan Agreement and all liens, security interests and other rights in favor of Lender as provided therein and all agreements delivered by or on behalf of Borrower to Lender in connection therewith remain in full force and effect and remain enforceable in accordance with their respective terms.

     7.   No Other Amendments; Reaffirmation. Except as amended hereby, the Loan
          ----------------------------------
Agreement, the First Amendment and all other Loan Documents shall remain in full force and effect and be binding on the Borrower in accordance with their respective terms. The Borrower hereby ratifies and reaffirms its obligations under the Loan Agreement, the First Amendment and the other Loan Documents, and acknowledges and covenants that its has no defense, claim or right of set-off in respect thereof.

     8.   Course of Dealing. No course of dealing heretofore or hereafter
          -----------------
between Lender and Borrower and no failure or delay on the part of Lender in exercising any rights or remedies under the Loan Agreement, the First Amendment or this Amendment or existing at law or in equity shall operate as a waiver of any right or remedy of Lender with respect to the Borrower's obligations except to the extent expressly stated in this Amendment.

     9.   Release. In consideration of the agreement of Lender to modify the
          -------
terms of the Loan Agreement and the First Amendment as set forth in this Amendment, Borrower hereby releases, discharges and acquits forever the Lender and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Loan Agreement, as hereby amended, or Lender's administration of same or any other actions taken pursuant to the Loan Agreement or under any other documents or instruments evidencing loans made by Lender to Borrower or the administration of same through the date hereof. Borrower hereby further indemnifies and holds Lender, any officers, directors, servants, agents, employees and attorneys of Lender, past or present, harmless from any and all such claims, demands and causes of action by Borrower, or anyone claiming by, through or under Borrower or any of them, said indemnity to cover all losses, expenses incurred by the Lender, its officers, directors, servants, agents, employees or attorneys, past or present, in connection with any such claims, demands, or causes of action, including all attorneys' fees and costs.

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     10.  Costs and Expenses. The Borrower hereby reaffirms its agreement under
          ------------------
the Loan Agreement and the First Amendment to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     11.  Counterparts. This Amendment and the Acknowledgment and Agreement of
          ------------
Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     12.  Miscellaneous.
          -------------

          (a) The Loan Agreement, the First Amendment and all other Loan Documents are hereby amended wherever necessary to reflect the foregoing amendments.

          (b) This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          (c) This Amendment shall be construed in accordance with and be governed by the laws of the State of New York.

          (d) Borrower agrees to execute such other and further documents, instruments and agreements as Lender may request to implement the provisions of this Amendment.

          (e) Wherever possible each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                   [remainder of page intentionally omitted]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first above written.

                                        PONY EXPRESS DELIVERY
                                        SERVICES, INC.

                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________


                                        NATIONSCREDIT COMMERCIAL CORPORATION,
                                        THROUGH ITS NATIONSCREDIT COMMERCIAL
                                        FUNDING DIVISION

                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________

                  ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
                  ------------------------------------------

          MUSTANG HOLDINGS, INC., a Kansas corporation, and COURIER EXPRESS, INC., a California corporation, a each a guarantor of the indebtedness of PONY EXPRESS DELIVERY SERVICES, INC. (the "Borrower") pursuant to their guaranties dated May 29, 1998 and September 15, 1998, respectively (each, a "Guaranty"), hereby (i) each acknowledges receipt of the foregoing Amendment; (ii) each consents to the terms and execution thereof; (iii) each reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) each acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty.

                                        Mustang Holdings, Inc.

                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________


                                        Courier Express, Inc.

                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________

                    Second Amended and Restated Schedule A

                         Description of Certain Terms

     This Schedule is an integral part of the Loan and Security Agreement between PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation, and NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division (the "Agreement").

1.  Loan Limits for Revolving Loans:

  (a) Maximum Facility Amount:        Ten Million Two Hundred Ninety-Five
                                      Thousand and 00/100 Dollars
                                      ($10,295,000.00), less any outstanding
                                      Obligation owed by Courier Express, Inc.
                                      pursuant to the terms of that certain Loan
                                      and Security Agreement dated October __,
                                      1998
  (b) Advance Rates:

      (i) Accounts Advance Rate:      Eighty-Five Percent (85%); provided, that
                                      if the Dilution Percentage exceeds 3%,
                                      Lender may, at its option, (i) reduce the advance rate or (ii) implement a reserve, for any amount of such excess percentage.

      (ii) Inventory Advance Rate(s):
           (A)  Finished goods:       N/A

           (B)  Raw materials:        N/A

           (C)  Work in process:      N/A

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

  (c) Accounts Sublimit:              At any time of determination, lesser of
                                      (i) $9,000,000 and (ii) Borrower's cash
                                      collections during the 30-day period
                                      immediately preceding such time.

  (d) Inventory Sublimit(s):

      (i)   Overall sublimit on
            advances against
            Eligible Inventory        N/A

      (ii)  Sublimit on advances
            against finished goods    N/A

      (iii) Sublimit on advances
            against raw materials     N/A

      (iv)  Sublimit on advances
            against work in process   N/A

  (e) Credit Accommodation Limit:     N/A

  (f) Permanent Reserve Amount:       N/A

  (g) Overadvance Amount:             N/A

2.  Loan Limits for Term Loan:

  (a) Principal Amount:

      (i)   Equipment Advance         N/A

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

      (ii)  Real Property Advance:    $1,295,000

  (b) Repayment Schedule:

      (i)   Equipment Advance:        N/A

      (ii)  Real Property Advance:    In addition to interest payments due and
                                      payable pursuant to Section 1.4 of the
                                      Loan Agreement, principal shall be repaid in monthly payments of $21,583.33, commencing November 1, 1998, with subsequent payments due on the first day of each month thereafter, and the outstanding balance of principal and interest due on the Maturity Date.

3.  Interest Rates:

  (a) Revolving Loans:                One Percent (1%) per annum in excess of
                                      the Prime Rate

  (b) Term Loan:                      One Percent (1%) per annum in excess of
                                      the Prime Rate

4.  Minimum Loan Amount:              None

5.  Maximum Days:

  (a) Maximum days after original
      invoice date for Eligible
      Accounts:                       60 days

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

  (b) Maximum days after original
      invoice due date for Eligible
      Accounts:                       N/A

6.  Fees:

  (a) Closing Fee:                    $90,000.00 paid in connection with
                                      original Loan Agreement

                                      $35,000 is to be paid in connection with First Amendment to Loan and Security Agreement. No fee to be due and payable with respect to the subsequent amendment of the Loan Agreement and the entering into of any other agreements required to provide for Advances of the Revolving Loans to Courier Express, Inc., based on the Availability of Courier Express, Inc.

  (b) Facility Fee:

      (i)   Initial Term:             None

      (ii)  Renewal Term(s):          None

  (c) Servicing Fee:                  None

  (d) Unused Line Fee:                0.25% per annum

  (e) Minimum Borrowing Fee:

      (i)   Applicable period:        N/A

      (ii)  Date payable:             N/A

  (f) Success Fee:                    None

  (g) Warrants:                       None

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

  (h) Early Termination Fee:          Three percent (3 %) of the Maximum
                                      Facility Amount if terminated during the first year of the Term, two percent (2%) of the Maximum Facility Amount if terminated during the second year of the Term, and one percent (1%) of the Maximum
                                      Facility Amount if terminated during the third year of the Term and zero percent
                                      (0%) of the Maximum Facility Amount if
                                      terminated thereafter; provided however, that the Early Termination shall be waived if all Obligations are refinanced by NationsBank.

  (i) Fees for letters of credit      N/A
      and other Credit
      Accommodations (or guaranties
      thereof by Lender):

7.  Initial Maturity Date:            May 29, 2002

8.  Financial Covenants:

  (a) Capital Expenditure Limitation: N/A

  (b) Minimum Net Worth Requirement:  N/A

  (c) Minimum Tangible Net Worth:     N/A

  (d) Minimum Working Capital:        N/A

  (e) Maximum Cumulative Net Loss:    N/A

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

  (f) Minimum Cumulative Net Income:  N/A

  (g) Maximum Leverage Ratio:         N/A

  (h) Limitation on Purchase Money    N/A
      Security Interests:

  (i) Limitation on Equipment         No limitation
      Leases:

  (j) Additional Financial Covenants: N/A

9.  Borrower Information:

  (a) Prior Names of Borrower:        None

  (b) Prior Trade Names of Borrower:  Pony Express Courier Corporation

  (c) Existing Trade Names of         Pony Express
      Borrower:

  (d) Inventory Locations:            None

  (e) Other Locations:                None

  (f) Litigation:                     See Schedule C attached hereto and
                                      incorporated herein by this reference.

  (g) Ownership of Borrower:          100% of the outstanding common stock held
                                      by Mustang Holdings, Inc.

  (h) Subsidiaries (and ownership     None.
      thereof):

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

  (i) Facsimile Numbers:

  Borrower:                           (913)385-5577

  Lender:                             312-609-1930

10. Description of Real Property:

  (a) Real property located in
      Fulton, County Georgia and
      legally described on Exhibit 1
      attached hereto and
      incorporated herein.

  (b) Real property located in
      Adams County, Colorado and
      legally described on Exhibit 2
      attached hereto and
      incorporated herein.

11. Lender's Bank:                    First Chicago-NBD

12. Other Covenants:                  None

13. Exceptions to Negative
    Covenants:                        None

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

     IN WITNESS WHEREOF, Borrower and Lender have signed this Schedule A as of the date set forth in the heading to the Second Amendment to Loan and Security Agreement.

Borrower:                                  Lender:

PONY EXPRESS DELIVERY SERVICES, INC.       NationsCredit Commercial
                                           Corporation, through its
                                           NationsCredit Commercial Funding
                                           Division

By ______________________________          By ______________________________
   Its___________________________             Its Authorized Signatory

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